UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

DECEMBER 31, 2007

Semiannual Report
to Shareholders

DWS Commodity Securities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in funds involve risk. The fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk profile. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities-related industries, market price movements, regulatory changes, or economic conditions affecting companies in these industries as well as adverse political or financial factors or factors affecting a particular industry or commodity or factors affecting a particular industry or commodity could have significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund expects to invest have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Furthermore, there are additional risks associated with investing in non-US companies, emerging markets and aggressive growth stocks, which are more fully explained in the prospectus.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 are 1.74%, 2.52%, 2.47% and 1.36% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 12/31/07
DWS Commodity Securities Fund	6-Month‡	1-Year	Life of Fund*
Class A	17.44%	35.03%	17.63%
Class B	17.03%	33.95%	16.74%
Class C	17.03%	33.95%	16.74%
S&P® Goldman Sachs Commodity Index+	24.44%	32.67%	8.09%
MSCI World Energy Index+	10.23%	29.79%	20.49%
MSCI World Materials Index+	7.93%	33.24%	25.64%
Blended Index+	16.65%	32.45%	15.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Average Annual Total Returns as of 12/31/07
DWS Commodity Securities Fund	6-Month‡	1-Year	Life of Fund*
Institutional Class	17.66%	35.41%	17.89%
S&P Goldman Sachs Commodity Index+	24.44%	32.67%	8.09%
MSCI World Energy Index+	10.23%	29.79%	20.49%
MSCI World Materials Index+	7.93%	33.24%	25.64%
Blended Index+	16.65%	32.45%	15.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 12/31/07	$ 15.42	$ 15.19	$ 15.19	$ 15.41
6/30/07	$ 13.13	$ 12.98	$ 12.98	$ 13.12
Distribution Information: Six Months as of 12/31/07: Income Dividends	$ —	$ —	$ —	$ .03
Class A Lipper Rankings — Specialty Diversified Equity Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	78	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Commodity Securities Fund — Class A [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 12/31/07
DWS Commodity Securities Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$12,726	$15,033
	Average annual total return	27.26%	15.24%
Class B	Growth of $10,000	$13,095	$15,303
	Average annual total return	30.95%	15.95%
Class C	Growth of $10,000	$13,395	$15,603
	Average annual total return	33.95%	16.74%
S&P Goldman Sachs Commodity Index+	Growth of $10,000	$13,267	$12,471
	Average annual total return	32.67%	8.09%
MSCI World Energy Index+	Growth of $10,000	$12,979	$16,973
	Average annual total return	29.79%	20.49%
MSCI World Materials Index+	Growth of $10,000	$13,324	$19,114
	Average annual total return	33.24%	25.64%
Blended Index+	Growth of $10,000	$13,245	$15,186
	Average annual total return	32.45%	15.86%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Growth of an Assumed $1,000,000 Investment
[] DWS Commodity Securities Fund — Institutional Class [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 12/31/07
DWS Commodity Securities Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,354,100	$1,604,800
	Average annual total return	35.41%	17.89%
S&P Goldman Sachs Commodity Index+	Growth of $1,000,000	$1,326,700	$1,247,100
	Average annual total return	32.67%	8.09%
MSCI World Energy Index+	Growth of $1,000,000	$1,297,900	$1,697,300
	Average annual total return	29.79%	20.49%
MSCI World Materials Index+	Growth of $1,000,000	$1,332,400	$1,911,400
	Average annual total return	33.24%	25.64%
Blended Index+	Growth of $1,000,000	$1,324,500	$1,518,600
	Average annual total return	32.45%	15.86%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated October 1, 2007 is 1.57% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 12/31/07
DWS Commodity Securities Fund	6-Month‡	1-Year	Life of Fund*
Class S	17.68%	35.31%	17.84%
S&P Goldman Sachs Commodity Index+	24.44%	32.67%	8.09%
MSCI World Energy Index+	10.23%	29.79%	20.49%
MSCI World Materials Index+	7.93%	33.24%	25.64%
Blended Index+	16.65%	32.45%	15.86%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 12/31/07	$ 15.43
6/30/07	$ 13.13
Distribution Information: Six Months as of 12/31/07: Income Dividends	$ .01
Class S Lipper Rankings — Specialty Diversified Equity Funds Category as of 12/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	78	4

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Commodity Securities Fund — Class S [] S&P Goldman Sachs Commodity Index+ [] MSCI World Energy Index+ [] MSCI World Materials Index+ [] Blended Index+

Comparative Results as of 12/31/07
DWS Commodity Securities Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$13,531	$16,030
	Average annual total return	35.31%	17.84%
S&P Goldman Sachs Commodity Index+	Growth of $10,000	$13,267	$12,471
	Average annual total return	32.67%	8.09%
MSCI World Energy Index+	Growth of $10,000	$12,979	$16,973
	Average annual total return	29.79%	20.49%
MSCI World Materials Index+	Growth of $10,000	$13,324	$19,114
	Average annual total return	33.24%	25.64%
Blended Index+	Growth of $10,000	$13,245	$15,186
	Average annual total return	32.45%	15.86%

The growth of $10,000 is cumulative.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world. The Blended Index consists of the returns for the S&P Goldman Sachs Commodity Index (50%), MSCI World Energy Index (25%), and the MSCI World Materials Index (25%). Indices are calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. All of these indices assume reinvestment of all distributions and, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2007 to December 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,174.40	$ 1,170.30	$ 1,170.30	$ 1,176.80	$ 1,176.60
Expenses Paid per $1,000*	$ 8.20	$ 12.27	$ 12.27	$ 7.28	$ 6.84
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/07	$ 1,017.60	$ 1,013.83	$ 1,013.83	$ 1,018.45	$ 1,018.85
Expenses Paid per $1,000*	$ 7.61	$ 11.39	$ 11.39	$ 6.75	$ 6.34
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Commodity Securities Fund	1.50%	2.25%	2.25%	1.33%	1.25%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the fund during the semiannual period ended December 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund and the overall commodities market perform during the reporting period?

A: Volatility in the commodity markets was extraordinarily high during the past six months, but overall the asset class performed very well. The top three performing commodities in the second half were wheat, soybeans and corn, all of which benefited as the growing use of corn for ethanol production continued to displace acreage typically planted with wheat, soybeans and corn used for food. The worst-performing commodities were the industrial metals, zinc and nickel. Gold also gained substantially during the period.

In this environment, the Class A shares of the fund produced a total return of 17.44% for the six months ended December 31, 2007. In comparison, the fund's benchmark — which is divided between the S&P® Goldman Sachs Commodity Index (50%), the Morgan Stanley Capital International (MSCI) World Energy Index (25%), and the MSCI World Materials Index (25%) — returned 16.65% during the same interval.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

1 The S&P Goldman Sachs Commodity Index (S&P GSCI) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world .
MSCI indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
All of these indices assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

We believe the rapid rise in commodity prices can be explained by the combination of a weaker US dollar — which makes commodities less expensive for nondollar buyers — as well as investors' search for "safe havens" amid the turbulence in equities and the global credit markets. The continuous injections of liquidity by global central banks, which were designed to restore confidence in the credit markets amid the broadening US subprime crisis, also served to strengthen the rally in commodity-related equities.

Q: What were some of the factors underpinning the fund's outperformance?

A: We look to capture commodity returns via (1) our investment in commodity-linked structured notes, as well as commodity related equities. We will allocate more toward commodity-linked structured notes or commodity related equities, whichever we believe has the greatest potential return, (2) tactical positions in specific commodities achieved through investments in commodity-linked structured notes and (3) individual security selection.

During the second half of 2007, positive performance relative to the benchmark was driven by our ability to actively allocate between commodity-linked securities and securities of companies of commodity-related industries. Throughout the period, we moved from an underweight in commodity-linked securities to an overweight, a move that was a positive for performance.2 We elected to take profits late in the period by moving this overweight back to neutral.

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

An example of when we choose equities over commodity-linked structured notes can be seen in our recent strategy of investing in agricultural and fertilizer stocks rather than securities directly linked to agricultural commodities. The basis for this positioning was our view that the growing usage of corn-derived ethanol would have material implications for grain prices. Instead of trading in structured notes linked to grains, we looked for stocks that had greater leverage to the same theme. For example, we purchased Monsanto Co. and Agrium, Inc., both of which gained over 100% during 2007. In contrast, the return of a direct commodity investment, which in this case would have been structured notes in the DJ-AIG Agricultural Index, was just over 24%.3 Both investments provided exposure to the same theme — rising grain prices — but in this case, we believed the most efficient way to exploit this theme was through the stocks, which experienced greater earnings leverage from higher prices for seed (Monsanto) and fertilizer (Agrium).

3 The Dow Jones-AIG Agriculture Total Return Sub-Index is a sub-index of the Dow Jones-AIG Commodity Index and reflects the returns that are potentially available through an unleveraged investment in the futures contacts on physical commodities comprising the index plus the rate of interest that could be earned on cash collateral invested in specific Treasury bills. Index returns assume reinvesment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Key contributors to performance were an overweight position in gold and the agricultural chemicals/fertilizer subindustry group, along with stock selection in the diversified metals/mining and specialty chemical industries. Areas in which our stock selection was less effective were paper products and oil and gas equipment/services. An overweight position in the platinum sector also detracted from performance.

Q: What individual holdings helped and hurt performance?

A: On the equity side of the fund, the top five performers during the second half were two stocks mentioned above: Monsanto, an agricultural biotechnology company through which we seek to exploit the favorable cycle for grains such as corn and soy; and Agrium, a fertilizer company that supplies nitrogen, phosphate and potash. Also helping performance were Uralkali, a Russian potash company, which is one of the largest direct suppliers of fertilizer to China; Gazprom, the Russian natural gas company; and First Solar, Inc., which produces solar modules. First Solar is one of the fund's key investments in alternative energy.

The two largest detractors from performance were Stora Enso Oyj, an integrated paper and forest products manufacturer based in Finland, and Martin Marietta Materials, Inc., a cement/aggregates company in which the fund held an overweight position. Other notable detractors were Tokyo Steel Manufacturing Co., Ltd., a Japanese steel manufacturer exposed to the weak price environment for scrap metal, and Domtar Corp.*, a producer of specialty and fine papers based in Canada. Relative performance also was hurt by the fund's zero weighting in a stock that performed very well: Potash Corp., the world's largest producer of potash.

* As of December 31, 2007, the position was sold.

Q: Please discuss the areas of the market in which you are finding opportunity.

A: With oil prices close to $100 as of year-end, our current view is that the risk-reward trade-off at this level is much less favorable than it was at the beginning of 2007. While the potential always exists for the oil price to be driven higher in the short term by unforeseen supply disruptions or turmoil in the Middle East, we believe the bulk of the gain in oil is now behind us. On the other hand, we believe natural gas prices are likely to trend higher, particularly in North America. In addition, we believe strong demand from China should continue to support bulk and base metals at current levels. Finally, we hold a cautious outlook on commodity-related equities based on our view that slowing economic growth in the United States is not yet being fully priced into current stock valuations.

With this as a backdrop, we have added overweight positions in three areas: natural gas, gasoline and corn. These additions have been funded, in part, by a reduction in the fund's exposure to oil. The fund also has exposure to platinum, which we believe has robust supply-and-demand fundamentals. At the same time as clean air requirements are becoming more stringent, thereby raising the demand for platinum in devices such as catalytic converters, production of the metal is becoming increasingly difficult.

We also are maintaining an overweight position in gold. In an environment of high investor risk aversion, demand for gold should remain sturdy as it becomes increasingly viewed by investors more as a currency and less as a precious metal.

Elsewhere in the commodity sector, we hold an underweight position in chemical stocks based on our belief that the industry's fundamentals have yet to turn positive. We also reduced the fund's position in paper and forest products companies whose longer-term restructuring processes appear to be more protracted than originally perceived. On the other hand, we are maintaining overweight positions in the agricultural and fertilizer sectors, where we believe fundamentals look quite good for the next few years.

We also hold a positive view on the alternative energy sector, where fundamentals remain strong and government policy has grown increasingly supportive. Aside from First Solar, the fund's leading positions in this group are Wacker Chemie AG, a German specialty chemical manufacturer and one of the largest suppliers of polysilicon, which is used in the manufacturing of solar panels; Yingli Green Energy Holding Co., Ltd., a China-based manufacturer of solar modules; and Gamesa Corporacion Tecnologica SA, a Spanish manufacturer of wind-powered electricity generators.

Q: Do you have any closing thoughts for investors?

A: Overall, we believe the backdrop of decreasing supply and increased demand suggests that upward pressure on commodity prices will continue — albeit with volatility inherent to commodities — for the foreseeable future.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	12/31/07	6/30/07

Commodities Linked/Structured Notes	47%	51%
Common Stocks	47%	46%
Cash Equivalents	4%	2%
Exchange Traded Funds	2%	1%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	12/31/07	6/30/07

United States	48%	44%
United Kingdom	11%	11%
Canada	9%	9%
Netherlands	6%	7%
Russia	6%	3%
Australia	4%	5%
France	4%	7%
Norway	2%	2%
Luxemburg	2%	—
Finland	1%	3%
Italy	—	3%
Other	7%	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/07	6/30/07

Energy	49%	51%
Materials	48%	48%
Industrials	3%	1%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2007 (17.3% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.5%
2. Royal Dutch Shell PLC Explorers, produces and refines petroleum	2.3%
3. BP PLC Exporter and producer of oil and natural gas	2.1%
4. Monsanto Co. Provider of agricultural products	2.0%
5. BHP Billiton Ltd. Explorer, producer and marketer of aluminum and other metal products	1.4%
6. Rio Tinto PLC Operator of a mining, manufacturing and development company	1.3%
7. Suncor Energy, Inc. Integrated energy company	1.3%
8. Schlumberger Ltd. Provider of technology services to the petroleum industry	1.2%
9. Apache Corp. Explorer, developer and producer of natural gas and crude oil	1.2%
10. Occidental Petroleum Corp. Producer of oil and natural gas	1.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 46.6%
Argentina 0.5%
Tenaris SA (ADR) (Cost $1,591,748)	39,800	1,780,254
Australia 2.0%
BHP Billiton Ltd.	164,600	5,772,223
Rio Tinto Ltd.	18,585	2,169,799
(Cost $4,301,532)		7,942,022
Bermuda 0.5%
Aquarius Platinum Ltd.	83,043	936,309
Nabors Industries Ltd.*	40,000	1,095,600
(Cost $2,014,146)		2,031,909
Brazil 0.2%
Companhia Vale do Rio Doce (ADR) (Cost $946,861)	26,100	852,687
Canada 4.0%
Agrium, Inc.	52,200	3,790,642
EnCana Corp.	53,900	3,686,357
Kinross Gold Corp.*	125,200	2,321,455
Suncor Energy, Inc.	47,912	5,238,583
Uranium One, Inc.*	68,100	609,274
Uranium Participation Corp.*	45,700	486,658
(Cost $11,029,281)		16,132,969
China 0.3%
Yingli Green Energy Holding Co., Ltd. (ADR)* (Cost $1,037,895)	32,400	1,253,880
Finland 0.7%
Stora Enso Oyj "R" (Cost $3,293,821)	190,100	2,821,213
France 1.9%
Lafarge SA	13,269	2,401,920
Total SA	43,636	3,621,334
Vallourec SA	5,985	1,611,188
(Cost $6,628,914)		7,634,442
Germany 0.7%
Wacker Chemie AG (Cost $2,044,721)	10,000	2,868,200
Japan 0.6%
JFE Holdings, Inc.	23,200	1,169,063
Tokyo Steel Manufacturing Co., Ltd.	114,000	1,266,271
(Cost $3,266,885)		2,435,334
Luxemburg 0.7%
AecelorMittal (Cost $2,491,275)	38,542	2,963,531
Netherlands 2.9%
Royal Dutch Shell PLC "A"	126,559	5,331,663
Royal Dutch Shell PLC "B"	97,858	4,092,765
SBM Offshore NV	67,650	2,121,973
(Cost $10,879,342)		11,546,401
Norway 0.7%
Statoil ASA (ADR) (Cost $2,556,324)	98,350	3,001,642
Russia 2.6%
Gazprom (ADR) (a)	16,309	924,721
Gazprom (ADR) (a)	50,512	2,844,423
Integra Group Holdings (GDR)*	92,050	1,557,486
Magnitogorsk Iron & Steel Works (GDR) 144A	135,560	2,270,630
Uralkali (GDR) 144A*	75,500	2,812,375
(Cost $7,750,313)		10,409,635
South Africa 0.3%
Gold Fields Ltd. (ADR) (Cost $1,287,086)	80,100	1,137,420
Spain 0.2%
Gamesa Corporacion Tecnologica SA (Cost $975,269)	21,000	971,604
Sweden 0.4%
SSAB Svenskt Stal AB "A" (Cost $1,816,725)	57,700	1,548,831
United Kingdom 5.2%
Anglo American PLC	33,373	2,022,533
BHP Billiton PLC	118,113	3,638,111
BP PLC	678,692	8,300,121
Lonmin PLC	22,747	1,403,410
Rio Tinto PLC	51,385	5,383,485
(Cost $15,155,471)		20,747,660
United States 22.2%
Air Products & Chemicals, Inc.	32,020	3,158,133
Alcoa, Inc.	70,900	2,591,395
Allegheny Technologies, Inc.	12,409	1,072,138
Apache Corp.	43,750	4,704,875
Cameron International Corp.*	32,500	1,564,225
Chevron Corp.	35,100	3,275,883
Commercial Metals Co.	38,121	1,122,663
Dow Chemical Co.	66,100	2,605,662
EOG Resources, Inc.	19,500	1,740,375
ExxonMobil Corp.	152,410	14,279,293
First Solar, Inc.*	4,100	1,095,274
Freeport-McMoRan Copper & Gold, Inc.	21,000	2,151,240
Frontier Oil Corp.	21,000	852,180
Marathon Oil Corp.	54,700	3,329,042
Martin Marietta Materials, Inc.	18,790	2,491,554
Monsanto Co.	71,208	7,953,222
Nucor Corp.	29,250	1,732,185
Occidental Petroleum Corp.	53,950	4,153,610
Owens-Illinois, Inc.*	48,330	2,392,335
Packaging Corp. of America	30,700	865,740
Patriot Coal Corp.*	3,621	151,141
Peabody Energy Corp.	36,216	2,232,354
PPG Industries, Inc.	30,950	2,173,618
Praxair, Inc.	41,110	3,646,868
Schlumberger Ltd.	49,540	4,873,250
Steel Dynamics, Inc.	29,200	1,739,444
The Mosaic Co.*	16,900	1,594,346
Ultra Petroleum Corp.*	19,700	1,408,550
Valero Energy Corp.	30,100	2,107,903
Weyerhaeuser Co.	38,160	2,813,918
XTO Energy, Inc.	70,625	3,627,301
(Cost $63,897,337)		89,499,717
Total Common Stocks (Cost $142,964,946)		187,579,351

Exchange Traded Funds 1.5%
streetTRACKS Gold Trust* (Cost $3,988,277)	73,933	6,096,515
	Principal Amount ($)	Value ($)

Commodities Linked/Structured Notes 47.1%
Barclays S&P GSCI Structured Note, 144A, 4.5%, 1/22/2008 (b)	25,000,000	36,304,125
Barclays S&P GSCI Structured Note, 144A, 4.5%, 3/14/2008 (b)	15,000,000	19,720,695
Barclays S&P GSCI Structured Note, 144A, 4.5%, 5/14/2008 (b)	5,000,000	6,506,080
Barclays S&P GSCI Structured Note, 144A, 4.5%, 7/8/2008 (b)	8,000,000	10,056,496
Cargill S&P GSCI Note, 144A, 4.2%, 5/14/2008 (b)	5,000,000	6,498,210
Cargill S&P GSCI Note, 144A, 4.2%, 6/26/2008 (b)	10,000,000	12,443,970
Lehman S&P GSCI Structured Note, 144A, 4.33%, 10/23/2008 (b)	12,700,000	13,751,560
UBS S&P GSCI Structured Note, 144A, 4.48%, 12/8/2008 (b)	39,700,000	41,386,059
UBS S&P GSCI Structured Note, 144A, 4.48%, 11/12/2008 (b)	42,000,000	43,047,480
Total Commodities Linked/Structured Notes (Cost $161,770,837)		189,714,675

Government & Agency Obligations 0.4%
US Treasury Obligations
US Treasury Bills:
3.15%**, 1/17/2008 (c)	269,000	268,704
3.86%**, 1/17/2008 (c)	1,485,000	1,483,182
Total Government & Agency Obligations (Cost $1,750,675)		1,751,886
	Shares	Value ($)

Cash Equivalents 4.0%
Cash Management QP Trust, 4.67% (d) (Cost $16,177,720)	16,177,720	16,177,720
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $326,652,455)+	99.6	401,320,147
Other Assets and Liabilities, Net	0.4	1,386,293
Net Assets	100.0	402,706,440
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $327,149,655. At December 31, 2007, net unrealized appreciation for all securities based on tax cost was $74,170,492. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $78,428,468 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,257,976.
(a) Securities with the same description are issued by the same corporate entity but trade on different stock exchanges.
(b) Security is linked to the S&P Goldman Sachs Commodity Index (S&P GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
(c) At December 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

S&P GSCI: S&P Goldman Sachs Commodity Index

As of December 31, 2007, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P Goldman Sachs Commodity Index	1/15/2008	66	9,799,632	10,050,150	250,518

At December 31, 2007, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Monsanto Co.	68	1/19/2008	100	(95,200)
Put Options Allegheny Technologies, Inc.	119	1/19/2008	90	(61,880)
Total outstanding written options (premiums received $108,311)				(157,080)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $310,474,735)	$ 385,142,427
Investment in Cash Management QP Trust, at value (cost $16,177,720)	16,177,720
Total investments, at value (cost $326,652,455)	401,320,147
Cash	144,197
Foreign currency, at value (cost $84,848)	84,846
Receivable for Fund shares sold	2,329,166
Dividends receivable	126,040
Interest receivable	65,563
Foreign taxes recoverable	32,468
Due from Advisor	55,925
Other assets	46,987
Total assets	404,205,339
Liabilities
Payable for investments purchased	326,175
Payable for daily variation margin on open futures contracts	6,600
Options written, at value (premium received $108,311)	157,080
Payable for Fund shares redeemed	331,413
Accrued management fee	311,086
Other accrued expenses and payables	366,545
Total liabilities	1,498,899
Net assets, at value	$ 402,706,440
Net Assets Consist of
Accumulated distributions in excess of net investment income	(1,358,707)
Net unrealized appreciation (depreciation) on: Investments	74,667,692
Futures	250,518
Written options	(48,769)
Foreign currency	1,722
Accumulated net realized gain (loss)	15,175,685
Paid-in capital	314,018,299
Net assets, at value	$ 402,706,440

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($266,699,945 ÷ 17,299,985 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.42
Maximum offering price per share (100 ÷ 94.25 of $15.42)	$ 16.36

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($19,140,210 ÷ 1,259,840 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.19

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($66,652,626 ÷ 4,387,619 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.19
Class S Net Asset Value, offering and redemption price(a) per share ($26,032,820 ÷ 1,686,656 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.43

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($24,180,839 ÷ 1,569,549 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.41
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended December 31, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $48,090)	$ 1,157,689
Interest	10,647
Interest — Cash Management QP Trust	329,536
Total Income	1,497,872
Expenses: Management fee	1,640,711
Administration fee	172,707
Services to shareholders	345,824
Custodian fee	55,188
Distribution and service fees	657,497
Professional fees	56,386
Trustees' fees and expenses	6,840
Reports to shareholders	88,659
Registration fees	39,438
Other	21,282
Total expenses before expense reductions	3,084,532
Expense reductions	(237,579)
Total expenses after expense reductions	2,846,953
Net investment income (loss)	(1,349,081)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	22,033,293
Futures	848,300
Written options	(70,063)
Foreign currency	19,794
22,831,324
Change in net unrealized appreciation (depreciation) on: Investments	33,771,187
Futures	250,518
Written options	(48,769)
Foreign currency	5,432
33,978,368
Net gain (loss)	56,809,692
Net increase (decrease) in net assets resulting from operations	$ 55,460,611

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2007 (Unaudited)	Year Ended June 30, 2007
Operations: Net investment income (loss)	$ (1,349,081)	$ 82,604
Net realized gain (loss)	22,831,324	(6,669,360)
Change in net unrealized appreciation (depreciation)	33,978,368	24,651,987
Net increase (decrease) in net assets resulting from operations	55,460,611	18,065,231
Distributions to shareholders from: Net investment income: Class A	—	(846,842)
Class S	(18,555)	(43,470)
Institutional Class	(38,485)	(81,388)
Net realized gains: Class A	—	(2,948,700)
Class B	—	(291,512)
Class C	—	(937,229)
Class S	—	(115,344)
Institutional Class	—	(185,551)
Total distributions	(57,040)	(5,450,036)
Fund share transactions: Proceeds from shares sold	93,855,042	146,096,597
Reinvestment of distributions	53,513	4,432,019
Cost of shares redeemed	(52,675,992)	(105,838,528)
Redemption fees	4,019	9,994
Net increase (decrease) in net assets from Fund share transactions	41,236,582	44,700,082
Increase (decrease) in net assets	96,640,153	57,315,277
Net assets at beginning of period	306,066,287	248,751,010
Net assets at end of period (including accumulated distributions in excess of net investment income of $1,358,707 and undistributed net investment income of $47,414, respectively)	$ 402,706,440	$ 306,066,287

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended June 30,	2007[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.13	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	.02	.11	.02
Net realized and unrealized gain (loss)	2.34	.83	2.20	.35
Total from investment operations	2.29	.85	2.31	.37
Less distributions from: Net investment income	—	(.06)	(.02)	—
Net realized gains	—	(.22)	(.10)	—
Total distributions	—	(.28)	(.12)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.42	$ 13.13	$ 12.56	$ 10.37
Total Return (%)[d,e]	17.44**	6.95	22.24	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	267	211	166	44
Ratio of expenses before expense reductions (%)	1.65*	1.74	2.21	3.90*
Ratio of expenses after expense reductions (%)	1.50*	1.51	1.55	1.50*
Ratio of net investment income (loss) (%)	(.64)*	.21	.91	.57*
Portfolio turnover rate (%)	52**	117	80	36*
[a] For the six months ended December 31, 2007 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended June 30,	2007[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.98	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	2.31	.81	2.19	.35
Total from investment operations	2.21	.75	2.21	.34
Less distributions from: Net realized gains	—	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.19	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[d,e]	17.03**	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	17	16	4
Ratio of expenses before expense reductions (%)	2.44*	2.52	2.93	4.64*
Ratio of expenses after expense reductions (%)	2.25*	2.26	2.29	2.25*
Ratio of net investment income (loss) (%)	(1.39)*	(.54)	.17	(.18)*
Portfolio turnover rate (%)	52**	117	80	36*
[a] For the six months ended December 31, 2007 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended June 30,	2007[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.98	$ 12.45	$ 10.34	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.06)	.02	(.01)
Net realized and unrealized gain (loss)	2.31	.81	2.19	.35
Total from investment operations	2.21	.75	2.21	.34
Less distributions from: Net realized gains	—	(.22)	(.10)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.19	$ 12.98	$ 12.45	$ 10.34
Total Return (%)[d,e]	17.03**	6.12	21.40	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	52	48	12
Ratio of expenses before expense reductions (%)	2.37*	2.47	2.94	4.65*
Ratio of expenses after expense reductions (%)	2.25*	2.26	2.30	2.25*
Ratio of net investment income (loss) (%)	(1.38)*	(.54)	.16	(.18)*
Portfolio turnover rate (%)	52**	117	80	36*
[a] For the six months ended December 31, 2007 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended June 30,	2007[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.13	$ 12.57	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	.04	.13	.03
Net realized and unrealized gain (loss)	2.34	.82	2.21	.34
Total from investment operations	2.31	.86	2.34	.37
Less distributions from: Net investment income	(.01)	(.08)	(.04)	—
Net realized gains	—	(.22)	(.10)	—
Total distributions	(.01)	(.30)	(.14)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.43	$ 13.13	$ 12.57	$ 10.37
Total Return (%)[d]	17.68**	7.12	22.50	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	14	10	2
Ratio of expenses before expense reductions (%)	1.47*	1.57	2.06	3.69*
Ratio of expenses after expense reductions (%)	1.33*	1.36	1.39	1.35*
Ratio of net investment income (loss) (%)	(.46)*	.36	1.07	.72*
Portfolio turnover rate (%)	52**	117	80	36*
[a] For the six months ended December 31, 2007 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended June 30,	2007[a]	2007	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.12	$ 12.56	$ 10.37	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	.05	.14	.03
Net realized and unrealized gain (loss)	2.35	.82	2.20	.34
Total from investment operations	2.32	.87	2.34	.37
Less distributions from: Net investment income	(.03)	(.09)	(.05)	—
Net realized gains	—	(.22)	(.10)	—
Total distributions	(.03)	(.31)	(.15)	—
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.41	$ 13.12	$ 12.56	$ 10.37
Total Return (%)[d]	17.66**	7.25	22.52	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	12	10.4
Ratio of expenses before expense reductions (%)	1.26*	1.36	1.69	3.28*
Ratio of expenses after expense reductions (%)	1.25*	1.26	1.28	1.25*
Ratio of net investment income (loss) (%)	(.39)*	.46	1.18	.82*
Portfolio turnover rate (%)	52**	117	80	36*
[a] For the six months ended December 31, 2007 (Unaudited).
[b] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Commodity Securities Fund (the ``Fund'') is a series of DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e. commodities-linked or index-linked notes) are valued by the counterparties under valuation procedures which are approved by the Trustees. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. At December 31, 2007, the value of these securities comprised 47.1% of the Fund's net assets and resulted in unrealized appreciation of $27,943,838.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At June 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $7,100,100, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2015, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for each of the three open tax years as of June 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $196,739,704 and $173,755,372, respectively.

For the six months ended December 31, 2007, transactions for written options were as follows:

	Contract Amounts	Premium
Beginning of period	—	$ —
Options written	584	152,003
Options closed	(397)	(43,692)
End of period	187	$ 108,311

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") is the Advisor for the Fund.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

Accordingly, for the six months ended December 31, 2007, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.95% of the Fund's average daily net assets.

For the period from July 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

For the period from July 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of Class S at 1.35%.

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of Class S at 1.31%.

In addition, the Advisor reimbursed $690 of sub-recordkeeping expenses for Class S.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2007, the Advisor received an Administration Fee of $172,707, of which $32,733 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2007
Class A	$ 183,105	$ 171,254	$ —
Class B	17,025	16,179	—
Class C	41,525	35,578	—
Class S	13,066	13,066	—
Institutional Class	3,130	812	452
	$ 257,851	$ 236,889	$ 452

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended December 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2007
Class B	$ 66,350	$ 11,422
Class C	221,266	39,675
	$ 287,616	$ 51,097

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended December 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2007	Annualized Effective Rate
Class A	$ 278,069	$ 98,987.24%
Class B	21,211	7,351.24%
Class C	70,601	25,795.24%
	$ 369,881	$ 132,133

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended December 31, 2007, aggregated $36,601.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended December 31, 2007, the CDSC for the Fund's Class B and C shares was $33,382 and $6,600, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended December 31, 2007, DWS-SDI received $73 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,618, of which $11,060 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund invests primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. As a result, the Fund is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, these notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended December 31, 2007		Year Ended June 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,868,934	$ 54,992,917	9,031,313	$ 108,059,655
Class B	179,258	2,523,294	382,495	4,554,781
Class C	782,610	10,953,345	1,696,532	20,157,874
Class S	856,339	12,182,261	813,333	10,004,723
Institutional Class	896,467	13,203,225	277,610	3,319,564
		$ 93,855,042		$ 146,096,597
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	252,558	$ 2,939,780
Class B	—	—	21,682	250,650
Class C	—	—	73,851	853,719
Class S	1,195	17,728	13,126	152,785
Institutional Class	2,420	35,785	20,231	235,085
		$ 53,513		$ 4,432,019
Shares redeemed
Class A	(2,630,330)	$ (36,677,208)	(6,431,369)	$ (75,431,142)
Class B	(209,281)	(2,930,501)	(418,419)	(4,878,861)
Class C	(437,462)	(6,115,465)	(1,544,086)	(17,887,056)
Class S	(205,695)	(2,960,984)	(548,778)	(6,278,431)
Institutional Class	(275,180)	(3,991,834)	(114,237)	(1,363,038)
		$ (52,675,992)		$(105,838,528)
Redemption fees		$ 4,019		$ 9,994
Net increase (decrease)
Class A	1,238,604	$ 18,315,709	2,852,502	$ 35,574,165
Class B	(30,023)	(403,983)	(14,242)	(72,525)
Class C	345,148	4,837,953	226,297	3,125,949
Class S	651,839	9,239,727	277,681	3,880,882
Institutional Class	623,707	9,247,176	183,604	2,191,611
		$ 41,236,582		$ 44,700,082

G. Revenue Rulings

The fund obtained a private letter ruling from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be at the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-year period ended December 31, 2006, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2006. The Board also observed that the Fund experienced strong relative performance during the first six months of 2007.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 800	23339C 404
Fund Number	485	685	785	2085	817

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Commodity Securities Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 29, 2008